UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2017, the Board of Directors (the “Board”) of Yum China Holdings, Inc. (the “Company”) expanded its size from ten directors to 12 directors and appointed (i) William Wang, a partner of Primavera Capital Group, as a Class II director, to serve for a term expiring at the 2018 annual meeting of stockholders of the Company or until his earlier death, resignation or removal and (ii) Joey Wat, President and Chief Operating Officer of the Company, as a Class I director, to serve for a term expiring at the 2019 annual meeting of stockholders of the Company or until her earlier death, resignation or removal. At the time of his appointment, Mr. Wang was also appointed to the Compensation Committee of the Board.

Mr. Wang constitutes an “Investor Designee” under that certain Shareholders Agreement, dated as of November 1, 2016, by and among the Company, Pollos Investment L.P. and API (Hong Kong) Investment Limited.  As a non-employee director of the Company, Mr. Wang will be compensated in accordance with the director compensation policy previously approved by the Board.  Accordingly, Mr. Wang will be entitled to an annual retainer equal to $225,000, pro-rated from the date of his appointment, payable in Company common stock or, if requested by him, up to one-half in cash.  Ms. Wat will not be entitled to any additional compensation for her service as a director of the Company.

The Company plans to enter into its standard director indemnification agreement with Mr. Wang and Ms. Wat, the form of which was filed with the Securities and Exchange Commission on November 1, 2016 as an exhibit to the Company’s Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointments described in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on July 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

By:	/s/ Shella Ng
Name:	Shella Ng
Title:	Chief Legal Officer and Corporate Secretary

Date: July 20, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on July 18, 2017.

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